POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Herbert J. Arkebauer
-----------------------------
Herbert J. Arkebauer
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Raymond G. Avischious
-----------------------------
Raymond G. Avischious
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ R. E. Beumer
-----------------------------
Richard E. Beumer
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Kenneth Daly
-----------------------------
Kenneth Daly
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Elizabeth A. Duda
-----------------------------
Elizabeth A. Duda
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Edward A. Engel
-----------------------------
Edward A. Engel
Director
AID ASSOCIATION FOR LUTHERANS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ John O. Gilbert
-----------------------------
John O. Gilbert
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Gary J. Greenfield
-----------------------------
Gary J. Greenfield
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ R. L. Gunderson
-----------------------------
Richard L. Gunderson
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Robert H. Hoffman
-----------------------------
Robert H. Hoffman
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Robert E. Long
-----------------------------
Robert E. Long
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Robert B. Peregrine, Sr.
-----------------------------
Robert B. Peregrine, Sr.
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Paul D. Schrage
-----------------------------
Paul D. Schrage
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Kathi P. Seifert
-----------------------------
Kathi P. Seifert
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Roger G. Wheeler
-----------------------------
Roger G. Wheeler
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Marlene Wilson
-----------------------------
Marlene Wilson
Director
AID ASSOCIATION FOR LUTHERANS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the "Society"), the Depositor of AAL Variable Annuity Account I and the AAL Variable Life Account I does hereby make, constitute and appoint John O. Gilbert, Ronald G. Anderson, Woodrow E. Eno and Robert G. Same and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to a variable annuity and a variable universal life product, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/ Thomas R. Zehnder
-----------------------------
Rev. Thomas R. Zehnder
Director
AID ASSOCIATION FOR LUTHERANS